EXHIBIT 10.4

SECURITY AGREEMENT SUPPLEMENT

July 30, 2004

Credit Suisse First Boston (“CSFB”)

(as the Administrative Agent under

the Credit Agreement referred to below)

Eleven Madison Avenue

New York, New York 10010

Attention:

Third Amended and Restated Credit Agreement dated as of July 30, 2004

(as in effect on the date hereof, the “Credit Agreement”) among DaVita Inc.,

the banks, financial institutions and other institutional lenders from time to time party thereto and CSFB as the Administrative Agent for the Lender Parties thereunder

Ladies and Gentlemen:

Reference is made to the above-captioned Credit Agreement and to the Security Agreement identified therein (such Security Agreement, as in effect on the date hereof and as it may be further amended, supplemented or otherwise modified hereafter from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

Section 1. Grant of Security. Each of the undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to all of the Collateral of such undersigned party, whether now owned or hereafter acquired by such undersigned party, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

Section 2. Security for Obligations. The grant of a security interest in the Collateral by each of the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the such undersigned party now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

Section 3. Supplements to Security Agreement Schedules. The undersigned have attached hereto supplemental Schedules I through V to Schedules I through V, respectively, to the Security Agreement, and the undersigned hereby certify, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

Section 4. Representations and Warranties. The undersigned hereby make each representation and warranty set forth in Section 8 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

Section 5. Obligations Under the Security Agreement. Each of the undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. Each of the undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

Section 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Each of the Direct and Indirect Subsidiaries of DaVita Inc. set forth on Appendix A hereto:

By:	/s/ Guy Seay
Guy Seay Vice President

APPENDIX A

Subsidiaries

Astro, Hobby, West Mt. Renal Care Limited Partnership
Bay Area Dialysis Partnership
DaVita Nephrology Associates of Utah, L.L.C.
Kidney Care Services, LLC
Orange Dialysis, LLC
RMS DM, LLC
Sierra Rose Dialysis Center, LLC
Southwest Atlanta Dialysis Centers, LLC
Total Renal Care / Eaton Canyon Dialysis Center Partnership